SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               August 31, 2002
______________________________________________________________________________
                    (Date of earliest event reported)


                            Banknorth Group, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)



    Maine                           0-16947                    01-0437984
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine            04112-9540
______________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)



                               (207) 761-8500
______________________________________________________________________________
            (Registrant's telephone number, including area code)



                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events
          ------------

     On August 31, 2002, following the receipt of all required regulatory and stockholder approvals, Banknorth Group, Inc. ("Banknorth") completed the acquisition of Bancorp Connecticut, Inc. ("Bancorp") pursuant to an Agreement and Plan of Merger, dated as of April 10, 2002, between Banknorth and Bancorp (the "Agreement"). The acquisition was effected by means of a merger of a wholly-owned subsidiary of Banknorth with and into Bancorp (the "Merger").
In addition, Bancorp's banking subsidiary, Southington Savings Bank, was merged with and into Banknorth's banking subsidiary, Banknorth, NA. Upon consummation of the Merger, each outstanding share of common stock of Bancorp (other than certain shares held by Bancorp) was converted into the right to receive $28.00 in cash.

      For additional information, reference is made to the press release of Banknorth, dated August 15, 2002, which is included as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     -----------         -----------

     2.1 Agreement and Plan of Merger, dated as of April 10, 2002, between Banknorth and Bancorp *

     10.1 Form of Shareholder Agreement between each director of Bancorp and Banknorth (included as Annex A to Exhibit 2.1) *

     10.2 Form of Noncompetition Agreement between Banknorth and Robert D. Morton (included as Annex B to Exhibit 2.1) *

     10.3 Form of Amendment No. 2 to Employment and Noncompetition Agreement, dated as of February 1, 2000 and amended as of December 28, 2001, among Bancorp, Southington Savings Bank and Robert D. Morton (included as Annex C to Exhibit 2.1) *

     99.1           Press Release, dated August 15, 2002
_________________

     * Incorporated by reference to the Current Report on Form 8-K filed by Banknorth with the Commission on April 11, 2002, as amended on April 12, 2002.

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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BANKNORTH GROUP, INC.



                              By: /s/ Peter J. Verrill
                                  -------------------------------------
                                  Name:   Peter J. Verrill
                                  Title:  Chief Operating Officer and Chief
                                          Financial Officer

Date: September 3, 2002





















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